UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2025
Richmond Mutual Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38956	36-4926041
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

31 North 9th Street, Richmond, Indiana	47374
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (765) 962-2581

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RMBI	The NASDAQ Stock Market LLC
Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Items to be Included in this Report
ITEM 5.07.    Submission of Matters to a Vote of Security Holders
Richmond Mutual Bancorporation, Inc. (the “Company”) held its annual meeting of stockholders on May 21, 2025. Holders of record of the Company’s common stock at the close of business on March 24, 2025, were entitled to vote on four proposals at the annual meeting. The final voting results of each proposal are set forth below.
Proposal 1 - Election of Directors
The Company’s stockholders approved the election of E. Michael Blum and Harold T. Hanley, III as directors of the Company, each for a three-year term to expire in the year 2028, and Garry D. Kleer as a director of the Company, for a one-year term to expire in the year 2026.

	For	Withheld	Broker Non-Vote
Garry D. Kleer	4,825,830	388,852	2,074,370
E. Michael Blum	3,901,620	1,313,062	2,074,370
Harold T. Hanley, III	4,359,038	855,644	2,074,370
Proposal 2 - Advisory (Non-Binding) Vote on Executive Compensation
The Company’s stockholders approved the advisory (non-binding) vote on executive compensation.

Number of Votes
For	4,493,278
Against	604,845
Abstain	116,559
Broker Non-Vote	2,074,370
Proposal 3 - Advisory (Non-Binding) Vote as to Whether Future Advisory Votes on Executive Compensation Should Be Held Every One Year, Every Two Years, or Every Three Years
The Company’s stockholders approved every one year for the frequency of future advisory (non-binding) votes on executive compensation.

Number of Votes
Every One Year	4,815,314
Every Two Years	54,252
Every Three Years	314,275
Abstain	30,841
The Company’s Board of Directors has determined, in light of the results of the vote on this item, that the Company will hold an advisory vote on executive compensation every year until the next required vote on the frequency of advisory votes on executive compensation.
Proposal 4 - Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders approved the ratification of the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Number of Votes
For	7,112,181
Against	40,268
Abstain	136,603

ITEM 8.01.    Other Events
Dividend. On May 21, 2025, Richmond Mutual Bancorporation, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing the declaration of a cash dividend on the Company’s common stock of $0.15 per share, payable on June 18, 2025 to stockholders of record as of June 5, 2025.

ITEM 9.01.     Financial Statements and Other Exhibits

(d)	Exhibits

99.1	Press release dated May 21, 2025 announcing the declaration of a cash dividend.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

RICHMOND MUTUAL BANCORPORATION, INC.

Date: May 21, 2025	By:	/s/Garry D. Kleer
Garry D. Kleer
President and Chief Executive Officer